Other assets	12 Months Ended
Dec. 31, 2014
Other Assets [Abstract]
Other assets

Note 18 − Other assets

The caption of other assets in the consolidated statements of financial condition consists of the following major categories:

(In thousands)	2014	2013
Net deferred tax assets (net of valuation allowance)	$812,819	$761,768
Investments under the equity method	225,625	197,006
Bank-owned life insurance program	-	228,805
Prepaid FDIC insurance assessment	360	383
Prepaid taxes	198,120	91,504
Other prepaid expenses	83,719	67,108
Derivative assets	25,362	34,710
Trades receivables from brokers and counterparties	66,949	71,680
Others	233,489	234,594
Total other assets	$1,646,443	$1,687,558

On February 1, 2014, BHD, the Corporation's equity method investee based in the Dominican Republic, completed a merger transaction in which it acquired the net assets of Centro Financiero León. Centro Financiero León was the holding company of Banco León, the fourth largest bank in terms of assets in the Dominican Republic. In connection with the transaction, BHD issued additional shares which diluted the Corporation's equity participation from 19.99% to 15.79%. As a result of this transaction, the Corporation recognized a net gain of $14.2 million during the first quarter of 2014, due to BHD's increase in net assets. The gain was partially offset by approximately $7.7 million resulting from the reclassification from other comprehensive income into earnings of the cumulative foreign currency translation adjustment due to the reduction in the Corporation's ownership percentage. As of December 31, 2014, the Corporation had a 15.82% equity participation and continues to have significant influence over BHD León. Accordingly, this investment is accounted for under the equity method and is evaluated for impairment if events or circumstances indicate that a decrease in value of the investment has occurred that is other than temporary.

On September 25, 2014, BPNA surrendered its bank owned life insurance contracts, which had a balance of $231.2 million at the time of the transaction. BPNA received approximately $231.4 million in satisfaction of its surrender request. The transaction resulted in a gain of $0.1 million.

Prepaid taxes at December 31, 2014 include payments of $45 million in income taxes in connection with the Closing Agreement signed with the Puerto Rico Department of Treasury on June 30, 2014, and $25.7 million of unamortized corporate personal property tax and municipal tax paid during the second quarter of 2014.